UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2008

SKYE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd., Suite 4 Scottsdale AZ 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 993-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 to Form 8-K is being filed to file the letter from Moore & Associates, Chartered, as required by the instructions to Item 4.02.

ITEM 4.02	NON-RELIANCE ONPREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 9, 2008, the registrant filed its quarterly report on Form 10-Q for the quarter ended March 31, 2008.  The registrant believed that its independent registered public accounting firm, Moore & Associates, Chartered (“Moore”), had given final approval of the report for filing.  On May 14, 2008, the registrant was informed that its financial statements had not been given final approval and that the financial statements contained in its Form 10-Q filed on May 9, 2008 should not be relied upon.  The registrant and Moore discussed the preparation and filing of this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Regulation S-K Number	Document
7.1	Letter from Moore & Associates, Chartered, dated May 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC

Date: May 16, 2008	By:	/s/ Thaddeus (Ted) F. Marek
Name: Thaddeus (Ted) F. Marek
Title: Secretary

EXHIBIT INDEX

Regulation S-K Number	Document
7.1	Letter from Moore & Associates, Chartered, dated May 16, 2008